SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                     April 14, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-17293	22-2795073
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, (Address of principal executive offices)		Texas 75234 (Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD.
SIGNATURES
EXHIBIT INDEX
Press Release

Item 9. Regulation FD.

     On April 14, 2004, Collegiate Pacific issued a press release announcing the call for cancellation of all of the company’s outstanding warrants in accordance with the Warrant Agreement, dated May 26, 2000, by and between Collegiate Pacific Inc. and Continental Stock Transfer & Trust Company. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

     The information under Item 9 of this Current Report on Form 8-K, including exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of Collegiate Pacific Inc. under the Securities Act of 1933.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 14, 2004	COLLEGIATE PACIFIC INC.
	By:	/s/ William R. Estill
William R. Estill, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Press Release of Collegiate Pacific Inc., dated April 14, 2004.

*	Furnished and not filed.